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                                                                   Exhibit 10.02


                                AMENDMENT NO. 3
                                     TO THE
                               CUSTOMER AGREEMENT
                                     AMONG
 ML PRINCIPAL PROTECTION L.P. (formerly, ML Principal Protection Plus L.P.), ML
   PRINCIPAL PROTECTION TRADING L.P. (formerly, ML Principal Protection Plus
                 Trading L.P.) and MERRILL LYNCH FUTURES INC.

     This Amendment ("Amendment") is made as of this 3rd day of August, 1998 by and among ML Principal Protection Trading L.P. (formerly, ML Principal Protection Plus Trading L.P.) (the "Trading L.P.") and Merrill Lynch Futures Inc.

                             W I T N E S S E T H:

     WHEREAS, the parties hereto entered into a Customer Agreement dated
July 14, 1994 relating to the purchase and sale of commodity futures and forward contracts and commodity options (the "Customer Agreement");

     WHEREAS, the parties hereto have previously agreed to reduce the brokerage commissions paid by the Trading L.P. to Merrill Lynch Futures Inc. pursuant to the Customer Agreement;

     WHEREAS, the parties hereto have again agreed to reduce the brokerage commissions paid by the Trading L.P. to Merrill Lynch Futures Inc. and wish to amend the Customer Agreement accordingly;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained in the Customer Agreement and herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Customer Agreement as follows:

     1. Brokerage Commissions. Beginning October 1, 1998, the brokerage commissions payable by the Trading L.P. to Merrill Lynch Futures Inc. will be reduced to 0.0063 of 1% of the month-end assets allocated to the Trading Advisors for management (a 7.5% annual rate). Such brokerage commissions shall not include any administrative fee paid directly to Merrill Lynch Investment Partners Inc.

     2. Amendment. This Amendment may not be amended except by the written consent of each of the parties hereto.

     3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall, however, together constitute one and the same documents.
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     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.

                              ML PRINCIPAL PROTECTION
                                   TRADING L.P.

                              By:  MERRILL LYNCH INVESTMENT
                                     PARTNERS INC., General Partner


                              BY:
                                 ------------------------------------
                                   Name:
                                   Title:


                              MERRILL LYNCH FUTURES INC.

                              BY:
                                 ------------------------------------
                                   Name:
                                   Title: